Exhibit 99.1



                       CERTIFICATIONS PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this amendment to the Annual Report of Creative Host Services, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Sayed Ali, President, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2002                         /S/ Sayed Ali
                                                ----------------------------
                                                Sayed Ali, President,
                                                Chief Executive Officer and
                                                Chief Financial Officer

_____________________________________________________________________________


In connection with this amendment to the Annual Report of Creative Host Services, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul Glasgo, Controller, serving as principal accounting officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2002                         /S/ Paul Glasgo
                                                ----------------------------
                                                Paul Glasgo, Controller
                                                (Principal Accounting
                                                 Officer)


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